UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2009
DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-22387 (Commission File Number)	31-1469837 (IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio (Address of principal executive offices)	43035 (Zip Code)
Registrant’s telephone number, including area code: (740) 657-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 16, 2009, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and six month periods ended June 30, 2009. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
Item 5.02. Election of Directors; Appointment of Principal Officer; Departure of Directors or Principal Officers.
On July 16, 2009, Registrant appoints new directors to the Board, and Chairman announces intention not to stand for re-election at next annual shareholder’s meeting. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press Release dated July 16, 2009 announcing Registrant’s results of operations and financial condition, for and as of the fiscal periods ended June 30, 2009, appointment of two new directors and announcement of Board Chairman’s intent to not stand for re-election at May, 2010 Annual Meeting.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2009	DCB FINANCIAL CORP
	By:	/s/ Jeffrey T. Benton
Jeffrey T. Benton
President and CEO

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Press Release dated July 16, 2009 announcing Registrant’s results of operations and financial condition, for and as of the fiscal periods ended June 30, 2009, appointment of two new directors and announcement of Board Chairman’s intent to not stand for re-election at May, 2010 Annual Meeting.

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